CALVERT
                     INVESTMENTS THAT MAKE A DIFFERENCE (R)

                                 March 31, 2001

                               SEMI-ANNUAL REPORT

                        CALVERT CAPITAL ACCUMULATION FUND

                           An Ameritas Acacia Company

                                     CALVERT
                     INVESTMENTS THAT MAKE A DIFFERENCE (R)

                       CALVERT CAPITAL ACCUMULATION FUND

                               Table of Contents

                               President's Letter

                                       1

                                 Social Update

                                       2

                            Portfolio Manager Remarks

                                       3

                             Statement of Net Assets

                                       6

                             Statement of Operations

                                       9

                      Statements of Changes in Net Assets

                                       10

                         Notes to Financial Statements

                                       12

                              Financial Highlights

                                       16

NOTE:   Please see the following important information following this report:

* Privacy Policy

Dear Shareholders:

     While few years have tested the mettle of investors as 2000 did, the first quarter of 2001 is showing every sign of challenging investor tolerance still further.

     On March 10, 2000, the Nasdaq Composite Index reached its peak. In the 12 months following, it tumbled by 55% while broader U.S. indexes followed a similar downward spiral. In just one year, according to some estimates, the value of American shares declined by $4 trillion - a sum equivalent to 40% of the country's GDP. Meanwhile, treasury securities produced their best year since 1995, and government bonds provided a safe haven and steady return. While it is unclear whether the U.S. economy is technically in recession (defined as two consecutive quarters of falling output), no one would argue that the economy is feeling the brunt of a significant slowdown. In its attempt to stabilize the economy, the Fed has cut interest rates by half a percentage point for the third time this year - with the promise to cut interest rates still further if the economy continues to weaken.

     Has the market bottomed out? We cannot know for sure. But panic selling is not a good solution. Just as investor behavior has in the past been characterized as one of "irrational exuberance," it is equally inappropriate for investors to give way to irrational despondency. Investors who panic and sell in volatile markets usually end up losing twice: they sell when share prices are near or at their lowest point and then miss out when the markets eventually rebound. In volatile environments, picking a path through the ups and downs of today's bond and equity markets requires professional expertise. Shareholders should always consider the benefits of portfolio diversification. While turbulent markets can be unsettling to even the most seasoned investor, those who follow the fundamentals and diversify their portfolios among all asset classes - equities, bonds and money market funds - should profit in the long term. Be assured that Calvert will focus on finding new ways to improve the investment options and services we offer. We encourage you to work with your financial professional to make decisions based on your individual financial situation and tolerance for risk. We appreciate your investment in Calvert funds and look forward to working with you to help you achieve your financial goals.

Sincerely,


Barbara J. Krumsiek

President and CEO

April 2, 2001

SOCIAL UPDATE
-------------

Proxy Vote Information on Web Site
----------------------------------
     Our web site has been improved to include proxy voting results and more information on shareholder advocacy. We believe we are one of the first mutual funds to offer the detailed voting results for all our equity holdings prior to the annual meetings. Please visit the site at Calvert.com where we have greatly expanded our company profiles.

ED BROWN OF BROWN CAPITAL MANAGEMENT COMPANY
--------------------------------------------

How did the Fund Perform?
-------------------------
     For the six months ended March 31, 2001, the Fund's Class A Shares returned -24.25%, significantly outperforming the -38.74% of the Lipper Multi Cap Growth Funds Average, and underperforming the S&P Mid Cap 400 benchmark for the same period, which returned -14.21%.

     The principal driver of our performance versus that of our peers was stock selection in the technology and health care sectors. A secondary driver was our relative underweighting in the technology sector, about 30% of the Portfolio weight, relative to the average midcap growth fund, where technology accounted for at least 40% of the weight. The S&P Mid Cap 400 has a smaller exposure to the technology sector than does the Fund, accounting for much of our margin of underperformance relative to that benchmark.

What was your strategy?
-----------------------
     We benefited from owning selected technology stocks and not owning certain other technology stocks. Stocks we own that contributed handsomely to performance included Bisys, Advent Software, Fiserv, Amdocs, Compuware, and Paychex. Internet-related companies we avoided such as Commerce One, Ariba, Redback, and Brocade Communications, also aided performance relative to the average midcap growth fund. In the health care sector, Cardinal Health, Quintiles Transnational, Omnicare, Covance, and Biomet, accounted for the strong performance attributable to stock selection.


Portfolio Statistics
--------------------
March 31, 2001
--------------
Investment Performance
----------------------
                      6 Months  12 Months
                        ended     ended
                       3/31/01   3/31/01
---------------------------------------------
Class A                (24.25%)  (11.80%)
Class B                (24.54%)  (12.48%)
Class C                (24.55%)  (12.42%)
Class I                (23.40%)  (10.33%)
S&P Midcap 400
Index TR               (14.21%)   (6.96%)
Lipper Multi-Cap
Growth Funds Average   (38.74%)  (40.22%)


Ten Largest Stock Holdings
--------------------------
                          % of Net Assets
---------------------------------------------
Cardinal Health, Inc.                5.0%
Calpine Corp.                        4.8%
CenturyTel, Inc.                     3.3%
BISYS Group, Inc.                    3.2%
Smith International, Inc.            3.2%
Biomet, Inc.                         2.9%
Kohls Corp.                          2.9%
Atmel Corp                           2.7%
Advent Software, Inc.                2.7%
Covance, Inc.                        2.7%
---------------------------------------------
Total                               33.4%


Asset Allocation
----------------
Stocks                                97%
Cash or Cash Equivalents               3%
---------------------------------------------
Total                                100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR Prepresents total return.

Source: Lipper Analytical Services, Inc.

                              Portfolio Statistics
                              --------------------
                                 March 31, 2001
                                 --------------
Average Annual Total Returns
                                 Class A Shares
------------------------------------------------
One year                               (15.99%)
Five year                                10.24%
Since inception                          13.76%
(10/31/94)

                                 Class B Shares
------------------------------------------------
One year                               (16.85%)
Since inception                           1.80%
(4/1/98)

                                 Class C Shares
------------------------------------------------
One year                               (13.30%)
Five year                                10.33%
Since inception                          13.74%
(10/31/94)

                                 Class I Shares
------------------------------------------------
One year                               (10.33%)
Since inception                           4.52%
(3/1/99)



What is your outlook for the months ahead?
------------------------------------------
     Looking out into the future, we see some directions that cause us to be optimistic. One such direction is our constructive view on the overall market. We think S&P 500 operating earnings will grow at a 6-8% rate over the next 3-5 years, albeit off of a reduced 2001 earnings base. We expect interest rates over the next 3-5 years to remain at or below levels that are very conducive to equity investing. We think the market's current valuation at around 19 times forward earnings discounts most of the negative sentiment.

     Another such direction in which we hold a positive fundamental outlook is the technology sector. We remain confident about the long-term growth prospects for selected technology industries. As in the past, we are focusing on high quality companies that demonstrate robust value, sustainable long-term earnings growth, and compelling valuations. An attribution analysis of this past quarter's performance indicates our ability to successfully select investments even in such an out-of-favor sector as technology. In fact, valuations for selected technology companies have become so compelling that prudence dictates that we take advantage of these investment opportunities.


     The Performance Comparison chart was depicted as a graph in the printed material. Showing:

          Calvert Capital Accumulation Fund (A) - $22,871
          Calvert Capital Accumulation Fund (C) - $22,851
          Lipper Mid-Cap Growth Index - $21,977
          S&P Midcap 400 Index - $28,502

     Performance   Comparison   (Comparison   of  change  in  value  of  $10,000
investment. (Source: Lipper Analytical Services, Inc.)

     Footnote: Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

     Finally, we are encouraged by the advantages of both active investing and Growth at a Reasonable Price, "GARP," investing. We believe the current investing climate requires an active investor, one who senses when to be cautious and when to be opportunistic. We also believe the current investing climate will reward a GARP style manager like Brown Capital Management that has the proven ability to recognize when investor enthusiasm or pessimism has reached extreme levels. We believe the degrees of freedom enabled by the combination of active investing and the GARP investment style lead to superior returns over time.

April 2, 2001


PORTFOLIO STATISTICS
--------------------
March 31, 2001

PORTFOLIO CHARACTERISTICS
-------------------------

                           Capital            S&P
                         Accumulation      Midcap 400
                             Fund            Index
                         ------------      ----------
Number of Stocks              44              400
Median Market
Capitalization ($bil)       5.55             2.33
(by portfolio weight)
Price/Earnings
Ratio                      30.04            19.96

Earnings Per Share
Growth                     23.18%           16.41%

Yield                       0.16%            1.15%
(return on capital investment)

Volatility Measures
                           Capital            S&P
                         Accumulation      Midcap 400
                             Fund            Index
                         ------------      ----------
Beta1                        1.10             0.88

R-Squared2                   0.55             0.47

1    Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of
     1. The higher the beta, the higher the risk and potential reward.

2 Measure of correlation between the Fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation; an R-Squared of 1 would mean total correlation.

Source: Vestek

================================================================================

                             Statement of Net Assets
                             -----------------------
                                 March 31, 2001
                                 --------------

Equity Securities - 96.7%                                Shares        Value
--------------------------------------------------------------------------------
Communications Equipment - 1.6%
ADC Telecommunications, Inc.*                            275,600    $2,342,600
--------------------------------------------------------------------------------

Computers - Software & Services - 11.2%
Advent Software, Inc.*                                    91,300     4,045,731
Amdocs, Ltd.*                                             74,900     3,587,710
Compuware Corp.*                                         354,800     3,459,300
Intuit, Inc.*                                             86,100     2,389,275
Rational Software Corp.*                                  88,000     1,562,000
Transaction Systems Architects, Inc.*                    246,900     1,766,878
--------------------------------------------------------------------------------
                                                                    16,810,894
--------------------------------------------------------------------------------

Distributors - Food & Health - 5.0%
Cardinal Health, Inc.                                     77,525     7,500,544
--------------------------------------------------------------------------------

Electrical Equipment - 4.6%
Flextronics International, Ltd.*                         125,200     1,878,000
Sanmina Corp.*                                           118,900     2,325,981
Solectron Corp.*                                         147,500     2,803,975
--------------------------------------------------------------------------------
                                                                     7,007,956
--------------------------------------------------------------------------------

Electronics - Semiconductors - 8.7%
Altera Corp.*                                            176,500     3,783,719
Analog Devices, Inc.*                                     42,500     1,540,200
Atmel Corp.*                                             414,400     4,066,300
Conexant Systems, Inc.*                                   96,229       860,047
Vitesse Semiconductor Corp.*                              68,900     1,640,681
Xilinx, Inc.*                                             34,500     1,211,812
--------------------------------------------------------------------------------
                                                                    13,102,759
--------------------------------------------------------------------------------

Financial - Diversified - 2.3%
USA Education, Inc.                                       48,000     3,487,200
--------------------------------------------------------------------------------

Healthcare - Hospital Management  - 2.6%
Health Management Associates, Inc.*                      248,000     3,856,400
--------------------------------------------------------------------------------


Healthcare - Medical Products & Supplies  - 7.1%
Alza Corp.*                                               63,700     2,579,850
Biomet, Inc.                                             111,800     4,403,872
Guidant Corp.*                                            84,136     3,785,279
--------------------------------------------------------------------------------
                                                                    10,769,001
--------------------------------------------------------------------------------

Healthcare - Special Services  - 7.5%
Covance, Inc.*                                           314,600     4,042,610
Omnicare, Inc.                                           167,200     3,586,440
Quintiles Transnational Corp.*                           192,800     3,639,100
--------------------------------------------------------------------------------
                                                                    11,268,150
--------------------------------------------------------------------------------

Equity Securities - Cont'd                               Shares          Value
--------------------------------------------------------------------------------
Investment Banking/Brokers - 2.0%
Legg Mason, Inc.                                          73,400    $3,090,140
--------------------------------------------------------------------------------

Investment Management - 1.6%
T. Rowe Price Associates                                  78,200     2,448,638
--------------------------------------------------------------------------------

Leisure Time Products - 2.3%
Harley-Davidson, Inc.                                     90,900     3,449,655
--------------------------------------------------------------------------------

Manufacturing - Specialized - 1.6%
Jabil Circuit, Inc.*                                     108,600     2,347,932
--------------------------------------------------------------------------------

Oil & Gas - Drilling & Equipment - 3.2%
Smith International, Inc.*                                67,700     4,752,540
--------------------------------------------------------------------------------

Power Producers - Independent - 7.1%
AES Corp.*                                                70,200     3,507,192
Calpine Corp.*                                           130,700     7,197,649
--------------------------------------------------------------------------------
                                                                    10,704,841
--------------------------------------------------------------------------------

Retail - Building Supplies - 2.4%
Fastenal Co.                                              67,800     3,695,100
--------------------------------------------------------------------------------

Retail - Department Stores - 2.9%
Kohls Corp.*                                              70,800     4,367,652
--------------------------------------------------------------------------------

Retail - Discounters - 4.6%
Dollar General Corp.                                     188,795     3,858,970
Dollar Tree Stores, Inc.*                                156,350     3,012,180
--------------------------------------------------------------------------------
                                                                     6,871,150
--------------------------------------------------------------------------------

Retail-Specialty - 2.1%
Staples, Inc.*                                           215,600     3,207,050
--------------------------------------------------------------------------------

Services - Advertising & Marketing - 4.5%
Acxiom Corp.*                                            171,400     3,577,975
Catalina Marketing Corp.*                                 97,900     3,188,603
--------------------------------------------------------------------------------
                                                                     6,766,578
--------------------------------------------------------------------------------

Services - Data Process - 7.0%
BISYS Group, Inc.*                                        90,200     4,820,062
Fiserv, Inc.*                                             82,850     3,706,243
Paychex, Inc.                                             54,675     2,026,392
--------------------------------------------------------------------------------
                                                                    10,552,697
--------------------------------------------------------------------------------

Services - Employment - 1.5%
Robert Half International, Inc.*                         103,900     2,322,165
--------------------------------------------------------------------------------

Telephone - 3.3%
CenturyTel, Inc.                                         171,800     4,939,250
--------------------------------------------------------------------------------


Total Equity Securities (Cost $167,200,842)                        145,660,892
--------------------------------------------------------------------------------

                                                       Principal
Repurchase Agreements - 3.3%                            Amount         Value
----------------------------                            ------         -----
State Street Bank, 5.90%, dated 3/30/01, due 4/2/01
   (Repurchase proceeds $5,002,188);
   (Collateral: $5,175,344, FHLB, 6.39%, 1/12/11)     $5,000,000    $5,000,000
-------------------------------------------------------------------------------

Total Repurchase Agreements (Cost $5,000,000)          5,000,000
-------------------------------------------------------------------------------

Total Investments (Cost $172,200,842) - 100.0%                     150,660,892
Other assets and liabilities, net - 0.00%                              (53,747)
-------------------------------------------------------------------------------
Net Assets - 100%                                                 $150,607,145


Net Assets Consist of:
-------------------------------------------------------------------------------
Paid-in capital applicable to the following shares of common stock, 250,000,000 shares of $0.01 par value authorized for Class A, Class B, Class C and
  Class I combined:

    Class A: 5,384,538 shares outstanding                         $133,614,209
    Class B: 664,864 shares outstanding                             18,516,896
    Class C: 520,772 shares outstanding                             12,829,676
    Class I:  34 shares outstanding                                 (1,058,708)

Undistributed net investment income (loss)                          (1,005,658)

Accumulated net realized gain (loss) on investments                  9,250,680

Net unrealized appreciation (depreciation) on investments          (21,539,950)
-------------------------------------------------------------------------------
Net Assets                                                        $150,607,145



NET ASSET VALUE PER SHARE
-------------------------
Class A (based on net assets of $124,478,334)                           $23.12
Class B (based on net assets of $14,869,752)                            $22.37
Class C (based on net assets of $11,258,229)                            $21.62
Class I (based on net assets of $830)                                   $24.41

----------------------------------------------

*  Non income producing.

Abbreviations:

FHLB: Federal Home Loan Bank

See notes to financial statements.

----------------------------------------------

                            STATEMENT OF OPERATIONS
                            -----------------------
                         SIX MONTHS ENDED MARCH 31, 2001
                         -------------------------------

Net Investment Income
---------------------
Investment Income:
   Dividend income                                              $175,081
   Interest income                                               275,084
---------------------------------------------------------------------------
      Total investment income                                    450,165
---------------------------------------------------------------------------
Expenses:
   Investment advisory fee                                       540,181
   Transfer agency fees and expenses                             274,631
   Distribution Plan expenses:
      Class A                                                    240,629
      Class B                                                     79,694
      Class C                                                     63,576
   Directors' fees and expenses                                   16,391
   Administrative fees                                           207,722
   Custodian fees                                                 11,371
   Registration fees                                              29,350
   Reports to shareholders                                        38,370
   Professional fees                                              14,462
   Miscellaneous                                                   6,330
---------------------------------------------------------------------------
      Total expenses                                           1,522,707
      Reimbursement from Advisor:
        Class I                                                  (3,830)
      Fees paid indirectly                                      (63,054)
        Net expenses                                           1,455,823
---------------------------------------------------------------------------
           Net Investment Income (Loss)                      (1,005,658)
---------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
---------------------------------------------------------------------------
Net realized gain (loss)                                      12,109,720
Change in unrealized appreciation or (depreciation)         (57,121,525)
---------------------------------------------------------------------------
           Net Realized and Unrealized Gain
           (Loss) on Investments                            (45,011,805)
---------------------------------------------------------------------------
           Increase (Decrease) in Net Assets
           Resulting From Operations                       ($46,017,463)


See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------

                                               Six Months Ended    Year Ended
                                                   March 31,      September 30,
Increase (Decrease) in Net Assets                    2001             2000
--------------------------------------------------------------------------------
Operations:
   Net investment income (loss)                   ($1,005,658)    ($1,768,941)
   Net realized gain (loss)                         12,109,720      26,901,810
   Change in unrealized appreciation
      or (depreciation)                           (57,121,525)      26,119,068
--------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
      Resulting From Operations                   (46,017,463)      51,251,937
--------------------------------------------------------------------------------
Distributions to shareholders from
   Net realized gain:
      Class A Shares                              (21,939,532)     (1,975,944)
      Class B Shares                               (2,588,323)       (198,177)
      Class C Shares                               (2,126,520)       (189,403)
      Class I Shares                                     (153)        (52,081)
--------------------------------------------------------------------------------
   Total distributions                            (26,654,528)     (2,415,605)
--------------------------------------------------------------------------------
Capital share transactions:
   Shares sold:
      Class A Shares                                35,685,365      27,659,971
      Class B Shares                                 4,003,832       4,313,448
      Class C Shares                                 2,775,460       3,447,525
      Class I Shares                                    44,000         723,771
   Reinvestment of distributions:
      Class A Shares                                20,891,981       1,871,628
      Class B Shares                                 2,320,157         180,280
      Class C Shares                                 1,832,467         166,227
      Class I Shares                                       153          52,080
   Shares redeemed:
      Class A Shares                              (13,896,730)    (30,374,363)
      Class B Shares                                 (774,346)     (1,664,171)
      Class C Shares                               (1,399,038)     (2,524,971)
      Class I Shares                                 (156,002)     (4,256,484)
--------------------------------------------------------------------------------
   Total capital share transactions                 51,327,299       (405,059)
--------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets           (21,344,692)      48,431,273
Net Assets
--------------------------------------------------------------------------------
Beginning of period                                171,951,837     123,520,564
--------------------------------------------------------------------------------
End of period (including undistributed
  net investment income (loss) of
  ($1,005,658) and $0, respectively.)             $150,607,145    $171,951,837


See notes to financial statements.

                       Statements of Changes in Net Assets
                       -----------------------------------
                                               Six Months Ended    Year Ended
                                                   March 31,      September 30,
Capital Share Activity                               2001             2000
-------------------------------------------------------------------------------
Shares sold:
   Class A Shares                                    1,191,754         893,265
   Class B Shares                                      143,427         143,638
   Class C Shares                                      103,009         118,272
   Class I Shares                                        1,443          23,299
Reinvestment of distributions:
   Class A Shares                                      760,815          65,145
   Class B Shares                                       87,060           6,392
   Class C Shares                                       71,163           6,062
   Class I Shares                                            5           1,801
Shares redeemed:
   Class A Shares                                    (466,133)     (1,021,910)
   Class B Shares                                     (29,001)        (57,603)
   Class C Shares                                     (52,755)        (89,392)
   Class I Shares                                      (4,357)       (120,147)
-------------------------------------------------------------------------------
Total capital share activity                         1,806,430        (31,178)


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------

     GENERAL: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

     SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

     FUTURES CONTRACTS: The Fund may enter into futures contracts, agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

     DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     EXPENSE OFFSET ARRANGEMENTS: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

     FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

     OTHER: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.


NOTE B -- RELATED PARTY TRANSACTIONS
------------------------------------

     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of
 .65% of the Fund's average daily net assets. Under the terms of the agreement, $132,380 was payable at period end.

     The Advisor contractually reimbursed the Fund for expenses of $3,830 for the six months ended March 31, 2001.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $33,615 was payable at period end.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I Shares do not have Distribution Plan expenses. Under the terms of the agreement, $62,258 was payable at period end.

     The Distributor paid $3,844 in addition to commissions charged on sales of the Fund's shares for the six months ended March 31, 2001.

     Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $72,947 for the six months ended March 31, 2001. Under the terms of the agreement, $12,240 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

     Each Director of the Fund who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Directors' fees are allocated to each of the funds in the series that are served.


NOTE C -- INVESTMENT ACTIVITY
-----------------------------

     During  the  period,  purchases  and  sales  of  investments,   other  than
short-term securities, were $85,250,255 and $61,409,776, respectively.

     The cost of investments owned at March 31, 2001 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $21,539,950, of which $13,255,925 related to appreciated securities and $34,795,875 related to depreciated securities.


NOTE D -- LINE OF CREDIT
------------------------

     A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund, Calvert South Africa Fund and the CVS Ameritas's Index 500, Micro Cap and Select Portfolios) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2001.

CHANGE IN INDEPENDENT AUDITOR
-----------------------------

     In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Fund's selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

     The reports on the financial statements audited by PricewaterhouseCoopers for the years ended September 30, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

                              FINANCIAL HIGHLIGHTS
                              --------------------

                                                   PERIODS ENDED
                                       MARCH 31,    SEPTEMBER 30,  SEPTEMBER 30,
CLASS A SHARES                           2001           2000           1999
--------------------------------------------------------------------------------
Net asset value, beginning              $36.34         $25.88        $25.43
Income from investment operations
   Net investment income (loss)          (.13)          (.32)         (.32)
   Net realized and unrealized
      gain (loss)                       (7.85)          11.29          4.25
  Total from investment operations      (7.98)          10.97          3.93
Distributions from
   Net realized gain                    (5.24)         (0.51)        (3.48)
      Total distributions               (5.24)         (0.51)        (3.48)
Total increase (decrease) in net
     asset value                       (13.22)          10.46           .45
Net asset value, ending                 $23.12         $36.34        $25.88

Total return*                         (24.25%)         42.91%        14.91%
Ratios to average net assets:
   Net investment income (loss)    (1.07%) (a)        (1.12%)       (1.26%)
   Total expenses                    1.68% (a)          1.67%         1.73%
   Expenses before offsets           1.68% (a)          1.67%         1.73%
   Net expenses                      1.61% (a)          1.54%         1.58%
Portfolio turnover                         39%           116%           88%
Net assets, ending (in thousands)     $124,478       $141,639      $102,508


                                                   YEARS ENDED
                                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
CLASS A SHARES                          1998           1997           1996
--------------------------------------------------------------------------------
Net asset value, beginning              $27.21        $22.55        $21.48
Income from investment operations
   Net investment income (loss)         (.25)          (.25)         (.24)
   Net realized and unrealized
      gain (loss)                         .96           4.91          1.88
  Total from investment operations        .71           4.66          1.64
Distributions from
   Net investment income               (2.49)             --            --
   Net realized gain                       --             --         (.57)
      Total distributions              (2.49)             --         (.57)
Total increase (decrease) in net
      asset value                      (1.78)           4.66          1.07
Net asset value, ending                $25.43        $27.21        $22.55

Total return*                           3.37%         20.67%         7.92%
Ratios to average net assets:
   Net investment income (loss)       (1.08%)        (1.09%)       (1.56%)
   Total expenses                       1.74%          1.91%         2.16%
   Expenses before offsets              1.74%          1.91%         2.16%
   Net expenses                         1.61%          1.85%         1.98%
Portfolio turnover                        77%           126%          114%
Net assets, ending (in thousands)      $75,068       $54,751       $39,834

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                    PERIODS ENDED
                                              MARCH 31,    SEPTEMBER 30,
CLASS B SHARES                                  2001           2000
--------------------------------------------------------------------------------
Net asset value, beginning                     $35.47        $25.46
Income from investment operations
   Net investment income (loss)                 (.23)        (..52)
   Net realized and unrealized
      gain (loss)                              (7.63)         11.04
  Total from investment operations             (7.86)         10.52
Distributions from
   Net realized gain                           (5.24)         (.51)
      Total distributions                      (5.24)         (.51)
Total increase (decrease) in net
     asset value                              (13.10)         10.01
Net asset value, ending                        $22.37        $35.47

Total return*                                (24.54%)        41.84%
Ratios to average net assets:
   Net investment income (loss)           (1.89%) (a)       (1.88%)
   Total expenses                           2.54% (a)         2.49%
   Expenses before offsets                  2.54% (a)         2.49%
   Net expenses                             2.44% (a)         2.30%
Portfolio turnover                                39%          116%
Net assets, ending (in thousands)             $14,870       $16,435


                                                     PERIODS ENDED
                                            SEPTEMBER 30   SEPTEMBER 30,
CLASS B Shares                                  1999          1998 #
--------------------------------------------------------------------------------
Net asset value, beginning                     $25.28        $28.39
Income from investment operations
   Net investment income (loss)                 (.41)         (.16)
   Net realized and unrealized
      gain (loss)                                4.07        (2.95)
  Total from investment operations               3.66        (3.11)
Distributions from
   Net realized gain                           (3.48)            --
      Total distributions                      (3.48)            --
Total increase (decrease) in net
      asset value                                 .18        (3.11)
Net asset value, ending                        $25.46        $25.28

Total return*                                  13.85%      (10.95)%
Ratios to average net assets:
   Net investment income (loss)               (2.11%)   (2.62%) (a)
   Total expenses                               2.67%     3.57% (a)
   Expenses before offsets                      2.67%     3.31% (a)
   Net expenses                                 2.42%     3.01% (a)
Portfolio turnover                                88%           77%
Net assets, ending (in thousands)              $9,445        $3,311

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                  PERIODS ENDED
                                     MARCH 31,    SEPTEMBER 30   SEPTEMBER 30,
CLASS C SHARES                         2001           2000           1999
--------------------------------------------------------------------------------
Net asset value, beginning             $34.48         $24.76        $24.63
Income from investment operations
   Net investment income (loss)         (.22)          (.50)         (.51)
   Net realized and unrealized
      gain (loss)                      (7.40)          10.73          4.12
  Total from investment operations     (7.62)          10.23          3.61
Distributions from
   Net realized gain                   (5.24)          (.51)        (3.48)
      Total distributions              (5.24)          (.51)        (3.48)
Total increase (decrease) in net
     asset value                      (12.86)           9.72           .13
Net asset value, ending                $21.62         $34.48        $24.76

Total return*                        (24.55%)         41.91%        14.02%
Ratios to average net assets:
   Net investment income (loss)   (1.86%) (a)        (1.87%)       (2.04%)
   Total expenses                   2.49% (a)          2.47%         2.56%
   Expenses before offsets          2.49% (a)          2.47%         2.56%
   Net expenses                     2.40% (a)          2.29%         2.35%
Portfolio turnover                        39%           116%           88%
Net assets, ending (in thousands)     $11,258        $13,769        $9,021


                                                   YEARS ENDED
                                   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
CLASS C SHARES                         1998           1997           1996
--------------------------------------------------------------------------------
Net asset value, beginning            $26.64        $22.34        $21.55
Income from investment operations
   Net investment income (loss)       (.40)          (.47)         (.55)
   Net realized and unrealized
      gain (loss)                       .88           4.77          1.91
  Total from investment operations      .48           4.30          1.36
Distributions from
   Net investment income                 --             --            --
   Net realized gain                 (2.49)             --         (.57)
      Total distributions            (2.49)             --         (.57)
Total increase (decrease) in net
     asset value                     (2.01)           4.30           .79
Net asset value, ending              $24.63         $26.64        $22.34

Total return*                         2.52%         19.25%         6.56%
Ratios to average net assets:
   Net investment income (loss)     (1.98%)        (2.30%)       (2.82%)
   Total expenses                     2.75%          3.11%         3.42%
   Expenses before offsets            2.75%          3.11%         3.42%
   Net expenses                       2.50%          3.05%         3.24%
Portfolio turnover                      77%           126%          114%
Net assets, ending (in thousands)    $6,548         $4,184        $3,164

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                  PERIODS ENDED
                                     MARCH 31,    SEPTEMBER 30,  SEPTEMBER 30,
CLASS I SHARES                         2001           2000           1999
--------------------------------------------------------------------------------
Net asset value, beginning            $36.84         $25.99        $26.18
Income from investment operations
   Net investment income (loss)        (.23)          (.12)         (.08)
   Net realized and unrealized
      gain (loss)                     (6.96)          11.48         (.11)
  Total from investment operations    (7.19)          11.36         (.19)
Distributions from
   Net realized gain                  (5.24)          (.51)            --
      Total distributions             (5.24)          (.51)            --
Total increase (decrease) in net
     asset value                     (12.43)          10.85         (.19)
Net asset value, ending               $24.41         $36.84        $25.99

Total return*                       (23.40%)         44.25%        (.73%)
Ratios to average net assets:
   Net investment income (loss)   (.67%) (a)        (0.39%)    (.50%) (a)
   Total expenses                 16.57% (a)          1.20%     1.24% (a)
   Expenses before offsets        15.15% (a)           .86%      .85% (a)
   Net expenses                     .80% (a)           .80%      .80% (a)
Portfolio turnover                       39%           116%           88%
Net assets, ending (in thousands)         $1           $108        $2,547


(a)   Annualized
 * Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
 #    From April 1, 1998 inception.
 ^    From March 1, 1999 inception.

                        CALVERT CAPITAL ACCUMULATION FUND
                        ---------------------------------
                               To Open an Account
                                  800-368-2748

                                Yields and Prices
                           Calvert Information Network
                            (24 hours, 7 days a week)
                                  800-368-2745

                          Service for Existing Account
                           Shareholders: 800-368-2745
                              Brokers: 800-368-2746

                            TDD for Hearing Impaired
                                  800-541-1524

                                  Branch Office
                             4550 Montgomery Avenue
                                Suite 1000 North
                            Bethesda, Maryland 20814

                              Registered, Certified
                                or Overnight Mail
                                  Calvert Group
                                    c/o NFDS,
                               330 West 9th Street
                              Kansas City, MO 64105

                                    Web Site
                             http://www.calvert.com

                              Principal Underwriter
                           Calvert Distributors, Inc.
                             4550 Montgomery Avenue
                                Suite 1000 North
                            Bethesda, Maryland 20814

                    This report is intended to provide fund
                       information to shareholders. It is
                       not authorized for distribution to
                    prospective investors unless preceded or
                          accompanied by a prospectus.

                            CALVERT'S FAMILY OF FUNDS
                            -------------------------

                          TAX-EXEMPT MONEY MARKET FUNDS
                           CTFR Money Market Portfolio
                     CTFR California Money Market Portfolio

                           TAXABLE MONEY MARKET FUNDS
                       First Government Money Market Fund
                           CSIF Money Market Portfolio

                                  BALANCED FUND
                             CSIF Balanced Portfolio

                                 MUNICIPAL FUNDS
                           CTFR Limited-Term Portfolio
                            CTFR Long-Term Portfolio
                        CTFR Vermont Municipal Portfolio
                      National Muni. Intermediate Portfolio
                    California Muni. Intermediate Portfolio

                               TAXABLE BOND FUNDS
                         CSIF Bond Portfolio Income Fund

                                  EQUITY FUNDS
                         CSIF Enhanced Equity Portfolio
                              CSIF Equity Portfolio
                            CSIF Technology Portfolio
                          Calvert Large Cap Growth Fund
                            Capital Accumulation Fund
                          CWV International Equity Fund
                            New Vision Small Cap Fund
                                South Africa Fund
                            Calvert Social Index Fund

                 Printed on recycled paper using soy-based inks

                                    CALVERT
                     INVESTMENTS THAT MAKE A DIFFERENCE (R)

                                 MARCH 31, 2001

                               SEMI-ANNUAL REPORT

                              CALVERT WORLD VALUES
                           INTERNATIONAL EQUITY FUND

                           An Ameritas Acacia Company

                                     CALVERT
                     INVESTMENTS THAT MAKE A DIFFERENCE (R)

                              CALVERT WORLD VALUES
                           INTERNATIONAL EQUITY FUND

                                TABLE OF CONTENTS

                               President's Letter

                                        1

                                  Social Update

                                        2

                                    Portfolio
                                 Manager Remarks

                                        3

                                    Statement
                                  of Net Assets

                                        7

                                    Statement
                                  of Operations

                                       12

                                   Statements
                                  of Changes in

                                   Net Assets

                                       13

                                    Notes to
                              Financial Statements

                                       15

                              Financial Highlights

                                       19

NOTE:    Please see the following important
         information following this report:
*        Privacy Policy
*        Supplement to Prospectus dated
         January 31, 2001

Dear Shareholders:

     While few years have tested the mettle of investors as 2000 did, the first quarter of 2001 is showing every sign of challenging investor tolerance still further.

     On March 10, 2000, the Nasdaq Composite Index reached its peak. In the 12 months following, it tumbled by 55% while broader U.S. indexes followed a similar downward spiral. In just one year, according to some estimates, the value of American shares declined by $4 trillion - a sum equivalent to 40% of the country's GDP. Meanwhile, treasury securities produced their best year since 1995, and government bonds provided a safe haven and steady return.

     While it is unclear whether the U.S. economy is technically in recession (defined as two consecutive quarters of falling output), no one would argue that the economy is feeling the brunt of a significant slowdown. In its attempt to stabilize the economy, the Fed has cut interest rates by half a percentage point for the third time this year - with the promise to cut interest rates still further if the economy continues to weaken.

     Has the market bottomed out? We cannot know for sure. But panic selling is not a good solution. Just as investor behavior has in the past been characterized as one of "irrational exuberance," it is equally inappropriate for investors to give way to irrational despondency. Investors who panic and sell in volatile markets usually end up losing twice: they sell when share prices are near or at their lowest point and then miss out when the markets eventually rebound. In volatile environments, picking a path through the ups and downs of today's bond and equity markets requires professional expertise.

     Shareholders should always consider the benefits of portfolio diversification. While turbulent markets can be unsettling to even the most seasoned investor, those who follow the fundamentals and diversify their portfolios among all asset classes - equities, bonds and money market funds - should profit in the long term. Be assured that Calvert will focus on finding new ways to improve the investment options and services we offer.

     We encourage you to work with your financial professional to make decisions based on your individual financial situation and tolerance for risk. We appreciate your investment in Calvert funds and look forward to working with you to help you achieve your financial goals.

Sincerely,


Barbara J. Krumsiek
President and CEO
April 2, 2001

                                     SOCIAL
                                     UPDATE

Special Equities

     This past six months a new investment was made in our Special Equities Program, supporting young companies with a social vision. Smarthinking, Inc. is an online tutoring effort that allows students to get help from other students and teachers. Unlike many other education projects we have reviewed which involve educational "turf" issues, this one works with and appears to be embraced by all current stakeholders in the system, including the book publishers, teachers, schools, and parents.

                                 ANDREW PRESTON
                              OF MURRAY JOHNSTONE
                                 INTERNATIONAL

HOW DID THE FUND PERFORM?
-------------------------
     Over the six-month period ended March 31, 2001, the Fund's Class A Shares returned -18.89%, trailing the MSCI EAFE Index benchmark return of -15.93%.

     In our previous letter we highlighted the slowdown which was becoming apparent in the US economy and the impact which this might have on the global economy and international markets. Indeed, over the six-month period, the outlook for the US economy shifted from high growth, to zero growth and finally, to the possibility of recession. US demand has been a key feature of global trade and an important stimulant to economies and companies in Europe and the Far East. As this demand contracted, one support to the global economy was weakened. When investors began to anticipate the effect on company profits, markets around the globe fell back. Similarly, although we made broad changes to investments and themes of the Portfolio during the period, like other investors, we were not quick enough to avoid some of the dramatic swings in the prices of individual stocks.

WHAT WAS THE INVESTMENT CLIMATE IN THE PAST SIX MONTHS?
-------------------------------------------------------
     While the initial response of markets has been to anticipate a rapid downturn from the slowdown in the US, internally generated growth in Europe has remained resilient, although understandably susceptible to local conditions and pressures. By the end of the period, it was clear that lower demand in the US was hitting European exports. Germany reacted fastest to the new situation with France seemingly unaffected. However, subsequently, the slowdown spread to France and the Netherlands.

                       PORTFOLIO STATISTICS
                       --------------------
                          MARCH 31, 2001
                          --------------
INVESTMENT PERFORMANCE
----------------------
                            6 MONTHS        12 MONTHS
                              ENDED           ENDED
                             3/31/01         3/31/01
-----------------------------------------------------
Class A                     (18.89%)        (29.25%)
Class B                     (19.33%)        (30.11%)
Class C                     (19.18%)        (29.96%)
Class I                     (18.34%)        (28.54%)

MSCIEAFE Index GD           (15.93%)        (25.68%)
Lipper International
Funds Average               (18.15%)        (27.86%)

TEN LARGEST STOCK HOLDINGS
--------------------------
                                     % OF NET ASSETS
-----------------------------------------------------
Telenorte Leste Participacoes (ADR)             2.8%
Telecom Italia Mobile S.p.A.                    2.6%
Halifax Group plc                               2.5%
Elsevier NV                                     2.4%
GlaxoSmithKline plc                             2.2%
Vodafone Group plc                              2.0%
Fuji Photo Film Co., Ltd.                       2.0%
Telecom Italia S.p.A.                           1.9%
Gas Natural SDG, S.A.                           1.9%
Carrefour                                       1.8%
-----------------------------------------------------
Total                                          22.1%

ASSET ALLOCATION
-----------------------------------------------------
Stocks                                           95%
Bonds & Notes                                     3%
Cash & Cash Equivalents                           2%
                                                100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

     As the extent of the slowdown in the year 2000 was revealed in lower reported earnings, analysts cut their forecasts for the current year, exacting further damage in share prices. Europe overall declined by 16.4%, the worst markets being Finland, 38.1% (dominated by weakness in the telecom group, Nokia) and Sweden, 39.0% (dominated by another telecom group, Ericsson). France declined by 16.6%, Germany by 13.3% and the Netherlands by 12.2%. The UK fared better, the index falling by 11.6%, the market not yet factoring in the implications of the foot and mouth epidemic. Although the initial impact of the disease will be felt most keenly by the relatively small agricultural sector, tourism profits will also be adversely affected. Meanwhile, in March consumer spending, a good barometer of sentiment, remained firm.

     The news flow from Japan continued to be mixed through the period. Intermittent signs of life in the economy were overshadowed by a government appearing to have again lost its way. Nevertheless, there were some encouraging developments. After many years, individuals have recently become buyers of Japanese equities, the government is considering the introduction of a 401(k) type pension program, and the interest rate increase of last year was abandoned and the government has targeted inflation to get the economy moving again. The announcement of this last policy was welcomed by the financial markets and the Nikkei Index jumped nearly 6% on the news, although it has given back some of this since. The Japanese market was one of the best in the first quarter of 2001, though it was particularly hard hit in the previous quarter in the technology downdraft. Overall performance in the market lagged the benchmark, falling 30.6% versus the index decline of 22.4%. This is a market that has been dominated by negative news. Having suffered the pain, we believe the value will be seen this year.

                  PORTFOLIO STATISTICS
                  --------------------
                     MARCH 31, 2001
                     --------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     CLASS A SHARES
----------------------------------------------------
One year                                   (32.60%)
Five year                                     3.13%
Since inception                               5.32%
(7/2/92)
                                     CLASS B SHARES
----------------------------------------------------
One year                                   (33.60%)
Since inception                             (5.19%)
(4/1/98)
                                     CLASS C SHARES
----------------------------------------------------
One year                                   (30.66%)
Five year                                     3.10%
Since inception                               2.79%
(3/1/94)
                                     CLASS I SHARES
----------------------------------------------------
One year                                   (28.54%)
Since inception                             (2.96%)
(3/1/99)

     The Performance Comparison chart was depicted as a graph in the printed material. Showing:

          Calvert World Values Int'l Equity Fund - $15,996
          MSCI EAFE Index GD - $19,855
          Lipper International Fund Index - $20,863

     Performance   Comparison   Comparison   of  change  in  value  of  $10,000
investment. (Source: Lipper Analytical Services, Inc.)
     Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. Past performance is no guarantee of future results.

     Overall, the emerging markets produced mixed returns during the period but the Portfolio's focus on countries in Latin America proved beneficial. The Brazil market was down 17.0% but Mexico was down only 10.6%.

WHAT WAS YOUR STRATEGY?
-----------------------
     As the extent of the slowdown became apparent, profit forecasts for a wide selection of companies were cut leading to corrections across most sectors. During the period we increased defensive sectors such as consumer cyclicals, and reduced exposure to the technology sector. In Finland we sold the investment in the handset maker, Nokia, on the basis of the levelling off in demand in its market, switching the assets into Sonera, the mobile service provider, following the fall in Sonera's price by early 2001. However, with the news flow on the industry continuing to be negative, Sonera remained under pressure. In France we sold the software group, Cap Gemeni, switching into the retailer, Carrefour, and the auto parts manufacturer, Valeo. We continued the defensive theme in the Netherlands where we introduced Unilever to the Portfolio as well as the personnel-outsourcing group, Vedior. In Spain we added the utility, Gas Natural.

                              PORTFOLIO STATISTICS
                              --------------------
COUNTRY ALLOCATION                 % of Equity Securities
                                   3/31/01       9/30/00
---------------------------------------------------------
Australia                            1.4%         1.5%
Belgium                              1.1%         1.2%
Brazil                               4.1%         5.7%
Denmark                              2.3%         1.4%
Finland                              0.4%         1.6%
France                              10.3%         9.4%
Germany                              3.8%         6.0%
Hong Kong                            2.4%         2.3%
Ireland                              1.8%         2.2%
Italy                                7.2%         6.9%
Japan                               21.6%        29.3%
Mexico                               2.6%         2.9%
Netherlands                          8.3%         5.9%
New Zealand                          0.4%         0.4%
Norway                               1.4%         3.5%
Portugal                             0.6%           --
Singapore                            1.3%         1.6%
South Africa                         0.1%         0.1%
Spain                                4.8%         4.2%
Sweden                               2.7%         0.8%
Switzerland                          1.4%         1.9%
U.K.                                17.2%         9.4%
U.S.                                 2.8%         1.8%
---------------------------------------------------------
                                     100%         100%

                              PORTFOLIO STATISTICS
                              --------------------
                                 MARCH 31, 2001
                                 --------------
PORTFOLIO CHARACTERISTICS
(Equity Holdings, excluding Special Equities)

                           INTERNATIONAL         MSCI
                              EQUITY             EAFE
                                FUND            INDEX
------------------------------------------------------
Number of Stocks                  75              910

Median Market
Capitalization ($bil)          12.45              N/A
(by portfolio weight)

Price/Earnings
Ratio                          20.10            22.03

Yield                          2.10%             2.18
(return on
capital investment)

VOLATILITY MEASURE
------------------
                           INTERNATIONAL         MSCI
                              EQUITY             EAFE
                                FUND            INDEX
------------------------------------------------------
Beta 1                          1.03             0.99

1    Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of
     1. The higher the beta, the higher the risk and potential reward.

Source: Vestek

     In Japan we took profits in the handset maker, Matsushita Communications, and cut back on the investment in the semiconductor equipment maker, Fuji Machine, switching the assets into Kao, a manufacturer of household and chemical products. Kao has proved to be a solid investment in a volatile market. We also added to NSK, the bearing manufacturer; Sumitomo Bakelite; and Japan Telecom.

     Overall, our shift into defensive companies helped to protect the Portfolio during this period even though some of the purchases of "heavily sold" telecom groups were premature. That being said, after a lot of bad news, the sector has stabilized and is beginning to outperform.

WHAT IS YOUR OUTLOOK?
---------------------
     We are currently experiencing the extremes of a market correction. With the bursting of the Technology/ Manufacturing/Telecommunications bubble, and the subsequent reduction in overall growth projections, it has been far harder to avoid the impact on stocks and markets. However, we believe that the Fed will continue to cut rates to achieve a soft landing in the US. Central banks in Europe, and other regions will make similar adjustments. Easing monetary policies should help return economies to growth either late 2001 or early 2002. We expect that markets will turn ahead of this, probably in the latter part of this year, anticipating economic recoveries.

April 2, 2001

                             STATEMENT OF NET ASSETS
                             -----------------------
                                 MARCH 31, 2001
                                 --------------
EQUITY SECURITIES - 95.1%                             SHARES           VALUE
-------------------------                             ------           -----
Australia - 1.3%
Australian Gas & Light, Ltd.                         187,000        $971,660
QBE Insurance Group, Ltd.                            375,000       1,994,299
                                                                   2,965,959

Belgium - 1.0%
Fortis, Inc., Series B                                85,713       2,243,202

Brazil - 3.9%
Telenorte Leste Participacoes (ADR)                  380,000       6,186,400
Unibanco - Uniao De Bancos Brasileiros               120,000       2,448,000
                                                                   8,634,400

Denmark - 2.2%
Novo-Nordisk AS, Series B                             13,648       2,766,709
Tele Danmark AS                                       57,998       2,026,767
                                                                   4,793,476

Finland - 0.4%
Sonera OYJ                                           127,083         916,718

France - 9.7%
Banque National de Paris *                            39,813       3,337,740
Cap Gemini Ernst & Young Group                        17,852       2,041,573
Carrefour                                             73,548       3,998,471
Legrand                                               15,751       3,091,309
Pinault-Printemps-Redoute S.A.                        15,000       2,573,123
Valeo                                                 67,631       3,052,093
Vivendi Universal S.A.                                56,437       3,418,240
                                                                  21,512,549

Germany - 3.6%
ADVA AG OPTICAL NETWORKING, INC.*                     15,371         123,049
Epcos AG                                              23,543       1,351,378
Linde AG                                              64,582       2,670,201
Marschollek Lauten AG                                 38,288       3,839,743
                                                                   7,984,371

Hong Kong - 2.3%
MTR Corp.                                          1,626,000       2,626,598
Swire Pacific, Ltd.                                3,010,000       2,353,959
                                                                   4,980,557

Ireland - 1.7%
Allied Irish Banks plc                               377,453       3,785,318

EQUITY SECURITIES - CONT'D                            SHARES           VALUE
--------------------------                            ------           -----
Italy - 6.8%
Banca Pop di Milano S.p.A                            310,858      $1,460,286
Riunione Adriatica di Sicurta S.p.A.                 289,360       3,538,245
Telecom Italia Mobile S.p.A.                         846,491       5,689,189
Telecom Italia S.p.A.                                795,700       4,283,862
                                                                  14,971,582

Japan - 20.5%
Amada Co., Ltd.                                      375,000       2,061,424
Canon Sales Co., Inc.                                317,000       3,030,593
Fuji Machine Manufacturing, Co.                       58,600       1,484,608
Fuji Photo Film Co., Ltd.                            118,000       4,362,014
Fujitsu, Ltd.                                        156,000       2,075,526
Japan Telecom Co.                                        153       2,730,401
Kao Corp.                                            144,000       3,625,239
Kyocera Corp.                                         29,000       2,631,533
Murata Manufacturing Co., Ltd.                        30,000       2,488,050
Nippon Express Co.                                   732,000       3,084,990
Nippon Telegraph & Telephone Corp.                        62         395,156
NSK Co., Ltd.                                        580,000       2,615,360
NTT Mobile Communications Network, Inc.                  134       2,327,278
Omron Corp.                                          171,000       2,881,334
Sumitomo Bakelite Co., Ltd.                          394,000       3,110,691
Sumitomo Bank, Ltd.                                  386,000       3,444,232
Yamanouchi Pharmaceutical Co., Ltd.                   86,000       2,959,847
                                                                  45,308,276

Mexico - 2.5%
America Movil S.A. de C.V. (ADR) *                   110,000       1,611,500
Grupo Industrial Durango, S.A. de C.V. (ADR)  *       55,559         342,799
Telefonos de Mexico, S.A. de C.V. (ADR)              110,000       3,469,400
                                                                   5,423,699

Netherlands - 7.9%
Aegon NV                                              85,053       2,496,033
Elsevier NV                                          413,943       5,338,376
Philips Electronics NV                               106,748       2,920,484
Unilever NV                                           73,355       3,878,277
Vedior NV *                                          238,020       2,742,960
      17,376,130

New Zealand - 0.4%
Telecom Corporation of New Zealand, Ltd.             360,000         837,735

Norway - 1.4%
Tomra Systems ASA                                    194,283       3,015,597

Portugal - 0.6%
Portugal Telecom SGPS, S.A.                          152,610       1,302,235

Singapore - 1.3%
City Developments                                    473,000       1,546,523
Overseas-Chinese Banking Corp., Ltd.                 189,000       1,225,436
                                                                   2,771,959

EQUITY SECURITIES - CONT'D                            SHARES           VALUE
--------------------------                            ------           -----
South Africa - 0.1%
Community Growth Fund +                              815,755        $232,117

Spain - 4.6%
Bilbao - Vizcaya International Fund                  253,671       3,447,736
Gas Natural SDG, S.A.                                259,952       4,116,237
Telefonica, S.A.                                     157,373       2,519,627
                                                                  10,083,600

Sweden - 2.6%
SKF, Series B                                        244,809       3,420,273
Telefonaktiebolaget LM Ericsson, Series B            413,841       2,252,928
                                                                   5,673,201

Switzerland - 1.3%
Zurich Financial Services Group AG                     8,709       2,860,758

United Kingdom - 16.3%
Autonomy Corp. plc*                                   53,820         562,127
Barclays  plc.                                       100,000       3,114,924
British Telecom plc                                  375,000       2,714,029
Cadbury Schweppes plc                                500,000       3,192,975
CGNU plc*                                            200,000       2,751,635
Firstgroup plc                                       250,000       1,082,951
GlaxoSmithKline plc                                  182,080       4,756,955
Halifax Group plc                                    550,000       5,604,026
Kingfisher plc                                        84,700         546,900
Northern Rock plc                                    400,000       2,877,935
Pearson plc                                          205,000       3,578,260
United Utilities plc                                 100,000         868,489
Vodafone Group plc*                                1,600,000       4,382,181

                                                                  36,033,387

United States - 2.7%
Calypte Biomedical Corp., Series E (Preferred) # +*   50,000          32,000
Northern Power Systems:
   Series C (Preferred) # +*                         160,000         200,000
Series D (Preferred) # +*                             35,000         175,000
Powerspan Corp.:
   Series A (Preferred) # +*                          90,909         454,545
   Series B (Preferred) #+*                           40,000         200,000
Pro Fund International  # +*                           2,501           2,501
ProFund Internacional (Preferred) # +*               247,499         247,499
Proton Energy Systems, Inc.:
   Series A (Preferred) # +*                         227,273       1,697,445
Series B (Preferred) # +*                             60,183         427,017
Series C (Preferred) # +*                            130,875         781,978
R.F. Technology, Inc., Series A (Preferred) # +*      53,844         272,334
R.F. Technology, Inc., Warrants Exp. 3/23/06 # +*     15,384          77,656
SEAF Central & Eastern European Growth Fund #+*      200,000         200,000
SMARTHINKING, Inc., Series A #+*                     424,016         250,000
Soluz, Inc. # +*                                      10,250         102,500
Soluz, Inc., (Warrants), Exp. 6/1/04 # +*              3,125             0
Terra Capital Investments, Ltd. # +*                 181,300         150,462

EQUITY SECURITIES - CONT'D                            SHARES           VALUE
--------------------------                            ------           -----
United States - Cont'd
Wellspring International, Inc.:
   Series A (Preferred) # +*                         129,032         507,096
Series B (Preferred) # +*                             38,168         150,000
                                                                   5,928,033

Total Equity Securities  (Cost $224,571,022)                     209,634,859

                                                   PRINCIPAL
REPURCHASE AGREEMENTS - 1.0%                          AMOUNT           VALUE
State Street Bank, 5.25%, dated 3/30/01,
   due 4/2/01 (Repurchase proceeds $2,100,919);
  (Collateral: $2,153,842, FHLB, 6.39%, 1/12/11)  $2,100,000      $2,100,000

    Total Repurchase Agreements (Cost $2,100,000)                  2,100,000

CORPORATE NOTES - 0.1%
Mayer Laboratories, Inc.,
      6.00%, 12/31/01(Convertible Note)               150,000        150,000
Soluz Dominicana, Inc., 9.00%, 8/9/02                 150,000        110,000

      Total Corporate Notes (Cost $260,000) # +                      260,000


HIGH SOCIAL IMPACT INVESTMENTS - 1.5%
Accion International Corp., 4.00%, 9/30/04            100,000         95,844
Calvert Foundation Community Investment Note,
      3.00%, 7/1/01                                 2,535,000      2,451,294
Catholic Relief Services, 4.50%, 9/30/03              250,000        239,610
Enterprise Loan Fund, 4.00%, 6/30/01                  100,000         96,731
Freedom From Hunger, 4.50%, 6/28/04                   100,000         96,958
Mennonite Economic Development Association,
      4.00%, 9/30/01                                  200,000        196,734
Shared Interest, 3.00%, 9/30/02                       150,000        142,850

      Total High Impact Social
          Investment (Cost $3,435,000) # +                         3,320,021

CERTIFICATES OF DEPOSIT - 0.1%
Banco Solidario Co., 8.47%, 9/30/01                    53,819         53,491
South Shore Bank, 5.15%, 2/8/02                       200,000        199,129

      Total Certificates of Deposit
           (Cost $253,819) # +                                       252,620

TOTAL INVESTMENTS (Cost $230,619,841 ) - 97.8%                   215,567,500
Other assets and liabilities, net - 2.2%                           4,806,801
NET ASSETS - 100%                                               $220,374,301

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following
   shares of common stock with
   250,000,000 shares of $0.01 par value
   share authorized for
   Classes A, B, C and I combined:
      Class A : 11,267,840 shares outstanding                   $187,303,236
      Class B : 321,490 shares outstanding                         6,881,370
      Class C : 616,623 shares outstanding                        11,457,775
      Class I : 1,172,681 shares outstanding                      25,204,517
Undistributed net investment income (loss)                          (788,409)
Accumulated net realized gain (loss) on investments
   and foreign currencies                                          5,416,390
Net unrealized appreciation (depreciation) on investments
   and assets and liabilities in foreign currencies              (15,100,578)
      NET ASSETS                                                $220,374,301

NET ASSET VALUE PER SHARE
Class A (based on net assets of $186,009,358)                         $16.51
Class B (based on net assets of $5,129,726)                           $15.96
Class C (based on net assets of $9,489,484)                           $15.39
Class I (based on net assets of $19,745,733)                          $16.84

Abbreviations:
ADR:American Depository Receipt

* Non-income producing.
# This security was valued by the Board of Directors. See Note A.
+ Restricted securities represents 4.4% of net assets of the Fund.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                             -----------------------
                         SIX MONTHS ENDED MARCH 31, 2001
                         -------------------------------
NET INVESTMENT INCOME
Investment Income:
   Dividend income (net of foreign taxes withheld of $158,033)     $1,200,918
   Interest income                                                    560,400
      Total investment income                                       1,761,318
Expenses:
   Investment advisory fee                                            928,215
   Transfer agency fees and expenses                                  292,264
   Distribution Plan expenses:
      Class A                                                         271,768
      Class B                                                          28,129
      Class C                                                          54,226
   Directors' fees and expenses                                        22,561
   Administrative fees                                                419,582
   Custodian fees                                                     179,617
   Registration fees                                                   29,028
   Reports to shareholders                                             52,946
   Professional fees                                                   19,183
   Miscellaneous                                                       18,358
      Total expenses                                                2,315,877
      Reimbursement from Advisor:
        Class I                                                       (9,178)
      Fees paid indirectly                                           (31,563)
        Net expenses                                                2,275,136
           NET INVESTMENT INCOME (LOSS)                             (513,818)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investments                                                      8,184,906
   Foreign currency transactions                                    (138,249)
   Futures                                                          (765,863)
                                                                    7,280,794
Change in unrealized appreciation or (depreciation) on:
   Investments and foreign currencies                            (57,703,641)
   Assets and liabilities denominated in foreign currencies         (170,424)
   Futures                                                           (70,939)
                                                                 (57,945,004)
        NET REALIZED AND UNREALIZED GAIN
        (LOSS)                                                   (50,664,210)

        INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                               ($51,178,028)

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      -----------------------------------
                                            SIX MONTHS ENDED    YEAR ENDED
                                                MARCH 31,      SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                 2001             2000
Operations:
   Net investment income (loss)                  ($513,818)      ($475,059)
   Net realized gain (loss)                       7,280,794      19,706,191
   Change in unrealized
      appreciation or (depreciation)           (57,945,004)     (9,719,902)

      INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                (51,178,028)       9,511,230

Distributions to shareholders from
   Net realized gain:
      Class A Shares                           (14,627,436)    (10,049,953)
      Class B Shares                              (383,947)       (159,824)
      Class C Shares                              (785,926)       (453,617)
      Class I Shares                              (664,289)       (143,171)
   Total distributions                         (16,461,598)    (10,806,565)

Capital share transactions:
   Shares sold:
      Class A Shares                             98,157,467     268,717,305
      Class B Shares                              1,095,616       3,224,514
      Class C Shares                              2,010,081       4,948,433
      Class I Shares                             14,078,217      11,029,490
   Reinvestment of distributions:
      Class A Shares                             13,665,779       9,181,315
      Class B Shares                                349,910         143,029
      Class C Shares                                718,695         426,908
      Class I Shares                                514,835          63,006
   Shares redeemed:
      Class A Shares                          (106,384,973)   (270,916,943)
      Class B Shares                              (313,006)       (643,452)
      Class C Shares                            (1,479,322)     (3,554,278)
      Class I Shares                               (13,045)     (3,141,060)
   Total capital share transactions              22,400,254      19,478,267

TOTAL INCREASE (DECREASE) IN NET ASSETS        (45,239,372)      18,182,932


NET ASSETS
Beginning of period                             265,613,673     247,430,741
End of period (including undistributed
   net investment income (loss) of
   ($788,409) and ($274,591), respectively.)   $220,374,301    $265,613,673

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                                             SIX MONTHS ENDED    YEAR ENDED
                                                 MARCH 31,      SEPTEMBER 30,
CAPITAL SHARE ACTIVITY                             2001             2000
Shares sold:
   Class A Shares                                  5,137,760      11,397,966
   Class B Shares                                     56,898         139,874
   Class C Shares                                    108,270         225,156
   Class I Shares                                    690,237         456,443
Reinvestment of distributions:
   Class A Shares                                    691,937         376,742
   Class B Shares                                     18,253           5,977
   Class C Shares                                     38,939          18,505
   Class I Shares                                     25,601           2,568
Shares redeemed:
   Class A Shares                                (5,526,044)    (11,386,903)
   Class B Shares                                   (16,733)        (28,059)
   Class C Shares                                   (81,831)       (162,177)
   Class I Shares                                    (2,314)       (136,515)
Total capital share activity                       1,140,973         909,577

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE A -- SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------
     GENERAL: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

     SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

     At March 31, 2001, $9,760,674, or 4.4% of net assets, were valued by the Board of Directors.

     REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

     FUTURES CONTRACTS: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

     FOREIGN CURRENCY TRANSACTIONS: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

     DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     REDEMPTION FEES: In an effort to minimize the effect of any market timers, the Fund will begin to charge a redemption fee upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. Effective May 1, 2001, the Fund will charge shareholders a redemption fee, payable to the Fund of 2% of redemption proceeds, on purchases in excess of $100,000 that are redeemed or exchanged out of the Fund in less than 30 days.

     EXPENSE OFFSET ARRANGEMENT: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

     FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

     OTHER: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

NOTE B -- RELATED PARTY TRANSACTIONS
------------------------------------
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675%on the excess of $500 million. Under the terms of the agreement, $234,205 was payable at period end.

     The Advisor contractually reimbursed the Fund for expenses of $9,178 for the six months ended March 31, 2001.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.0% and 1.0% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $54,112 was payable at period end.

     The Distributor received $21,529 as its portion of commissions charged on sales of the Fund's shares for the six months ended March 31, 2001.

     Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $71,340 for the six months ended March 31, 2001. Under the terms of the agreement, $11,352 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $64,819 was payable at period end.

     The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission a "no-action" letter permitting the Fund to make investments in these notes under certain conditions, such conditions of which are being met.

     Each Director of the Fund who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds in the series served.

NOTE C -- INVESTMENT ACTIVITY
-----------------------------
     During  the  period,  purchases  and  sales  of  investments,   other  than
short-term securities, were $102,302,651 and $60,075,198, respectively.

     The cost of investments owned at March 31, 2001 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $15,052,341, of which $19,807,883 related to appreciated securities and $34,860,224 related to depreciated securities.

NOTE D -- LINE OF CREDIT
------------------------
     A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund, Calvert South Africa Fund and the CVSAmeritas's Index 500, Micro Cap and Select Portfolios) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2001.

CHANGE IN INDEPENDENT AUDITOR
-----------------------------

     In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Fund's selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

     The reports on the financial statements audited by PricewaterhouseCoopers for the years ended September 30, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                      PERIODS ENDED
                                         MARCH 31,  SEPTEMBER 30, SEPTEMBER 30,
CLASS A SHARES                             2001         2000          1999
Net asset value, beginning                 $21.77       $21.89       $18.57
Income from investment operations
Net investment income (loss)                (.03)        (.03)          .01
Net realized and unrealized gain (loss)    (3.85)          .87         4.94
   Total from investment operations        (3.88)          .84         4.95
Distributions from
   Net investment income                       --           --        (.07)
   Net realized gains                      (1.38)        (.96)       (1.56)
      Total distributions                  (1.38)        (.96)       (1.64)
Total increase (decrease) in
     net asset value                       (5.26)        (.12)         3.32
Net asset value, ending                    $16.51       $21.77       $21.89

Total return*                            (18.89%)        3.36%      27.53%
Ratios to average net assets:
   Net investment income (loss)        (.40%) (a)       (.15%)         .04%
   Total expenses                       1.84% (a)        1.81%        1.87%
   Expenses before offsets              1.84% (a)        1.81%        1.87%
   Net expenses                         1.81% (a)        1.73%        1.83%
Portfolio turnover                            31%          76%          82%
Net assets, ending (in thousands)        $186,009     $238,646     $231,516


                                                   YEARS ENDED
                                       SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
CLASS A SHARES                            1998          1997          1996
Net asset value, beginning               $22.06         $18.62        $17.62
INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .06            .10           .04
Net realized and unrealized gain (loss)  (2.11)           3.81          1.53
   Total from investment operations      (2.05)           3.91          1.57
Distributions from
   Net investment income                  (.06)          (.05)         (.13)
   Net realized gains                    (1.38)          (.42)         (.44)
      Total distributions                (1.44)          (.47)         (.57)
Total increase (decrease) in
     net asset value                     (3.49)           3.44          1.00
Net asset value, ending                  $18.57         $22.06        $18.62

Total return*                           (9.29%)         21.44%         9.22%
Ratios to average net assets:
   Net investment income (loss)            .27%           .51%          .23%
   Total expenses                         1.86%          1.91%         1.95%
   Expenses before offsets                1.86%          1.91%         1.95%
   Net expenses                           1.80%          1.76%         1.81%
Portfolio turnover                          84%            58%           96%
Net assets, ending (in thousands)      $195,192       $225,169      $194,032

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                          PERIODS ENDED
                                                     MARCH 31,   SEPTEMBER 30,
CLASS B SHARES                                         2001          2000
Net asset value, beginning                            $21.20        $21.56
Income from investment operations
   Net investment income (loss)                        (.13)         (.23)
   Net realized and unrealized gain (loss)            (3.73)           .83
      Total from investment operations                (3.86)           .60
Distributions from:
   Net realized gains                                 (1.38)         (.96)
   Total distributions                                (1.38)         (.96)
Total increase (decrease) in net asset value          (5.24)         (.36)
Net asset value, ending                               $15.96        $21.20

Total return*                                       (19.33%)         2.28%
Ratios to average net assets:
   Net investment income (loss)                  (1.56%) (a)       (1.29%)
   Total expenses                                  3.01% (a)         3.04%
   Expenses before offsets                         3.01% (a)         3.04%
   Net expenses                                    2.98% (a)         2.96%
Portfolio turnover                                       31%           76%
Net assets, ending (in thousands).                    $5,130        $5,577



                                                          PERIODS ENDED
                                                   SEPTEMBER 30, SEPTEMBER 30,
CLASS B SHARES                                         1999         1998^
Net asset value, beginning                           $18.48        $21.83
Income from investment operations
   Net investment income (loss)                       (.15)         (.05)
   Net realized and unrealized gain (loss)             4.79        (3.30)
      Total from investment operations                 4.64        (3.35)
Distributions from:
   Net realized gains                                (1.56)            --
      Total distributions                            (1.56)            --
Total increase (decrease) in net asset value           3.08        (3.35)
Net asset value, ending                              $21.56        $18.48

Total return*                                        25.84%      (15.35%)
Ratios to average net assets:
   Net investment income (loss)                     (1.20%)     (.99%)(a)
   Total expenses                                     3.62%      6.11%(a)
   Expenses before offsets                            3.20%      3.22%(a)
   Net expenses                                       3.16%      3.16%(a)
Portfolio turnover                                      82%           84%
Net assets, ending (in thousands)                    $3,133          $879

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                   PERIODS ENDED
                                         MARCH 31,  SEPTEMBER 30, SEPTEMBER 30,
CLASS C SHARES                             2001         2000          1999
Net asset value, beginning                 $20.46        $20.81       $17.83
Income from investment operations
Net investment income (loss)                (.11)         (.22)        (.17)
Net realized and unrealized gain (loss)    (3.58)           .83         4.71
   Total from investment operations        (3.69)           .61         4.54
Distributions from:
   Net realized gains                      (1.38)         (.96)       (1.56)
      Total distributions                  (1.38)         (.96)       (1.56)
Total increase (decrease) in
     net asset value                       (5.07)         (.35)         2.98
Net asset value, ending                    $15.39        $20.46       $20.81

Total return*                            (19.18%)         2.41%       26.25%
Ratios to average net assets:
   Net investment income (loss)       (1.33%) (a)       (1.06%)       (.92%)
   Total expenses                       2.77% (a)         2.75%        2.83%
   Expenses before offsets              2.77% (a)         2.75%        2.83%
   Net expenses                         2.74% (a)         2.67%        2.80%
Portfolio turnover                            31%           76%          82%
Net assets, ending (in thousands)          $9,489       $11,278       $9,777


                                                      YEARS ENDED
                                      SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
CLASS C SHARES                            1998          1997         1996
Net asset value, beginning                $21.39        $18.20      $17.28
Income from investment operations
Net investment income (loss)               (.13)         (.07)       (.15)
Net realized and unrealized gain (loss)   (2.05)          3.68        1.51
   Total from investment operations       (2.18)          3.61        1.36
Distributions from
   Net realized gains                     (1.38)         (.42)       (.44)
      Total distributions                 (1.38)         (.42)       (.44)
Total increase (decrease) in
     net asset value                      (3.56)          3.19         .92
Net asset value, ending                   $17.83        $21.39      $18.20

Total return*                           (10.22%)        20.22%       8.07%
Ratios to average net assets:
   Net investment income (loss)           (.79%)        (.42%)      (.88%)
   Total expenses                          2.91%         2.91%       3.08%
   Expenses before offsets                 2.91%         2.91%       3.08%
   Net expenses                            2.85%         2.76%       2.93%
Portfolio turnover                           84%           58%         96%
Net assets, ending (in thousands)         $8,043        $8,799      $6,779

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                    PERIODS ENDED
                                         MARCH 31,  SEPTEMBER 30, SEPTEMBER 30,
CLASS I SHARES                             2001         2000          1999#
Net asset value, beginning                 $22.03      $21.99        $19.91
Income from investment operations
Net investment income                         .05         .16           .15
Net realized and unrealized gain (loss)    (3.86)         .84          1.93
   Total from investment operations        (3.81)        1.00          2.08
Distributions from:
   Net realized gains                      (1.38)       (.96)            --
      Total distributions                  (1.38)       (.96)            --
Total increase (decrease) in
      net asset value                      (5.19)         .04          2.08
Net asset value, ending                    $16.84      $22.03        $21.99

Total return*                            (18.34%)       4.10%        10.45%
Ratios to average net assets:
   Net investment income (loss)          .53% (a)        .90%     1.19% (a)
   Total expenses                       1.21% (a)       1.28%     1.53% (a)
   Expenses before offsets              1.08% (a)       1.12%     1.09% (a)
   Net expenses                         1.05% (a)       1.05%     1.05% (a)
Portfolio turnover                            31%         76%           82%
Net assets, ending (in thousands)         $19,746     $10,114        $3,006

(a)  Annualized
 * Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
 #   From April 1, 1998 inception.
 ^   From March 1, 1999 inception.

                 CALVERT WORLD VALUES INTERNATIONAL EQUITY FUND

                               TO OPEN AN ACCOUNT
                                  800-368-2748

                                YIELDS AND PRICES
                           Calvert Information Network
                            (24 hours, 7 days a week)
                                  800-368-2745

                          SERVICE FOR EXISTING ACCOUNT
                           Shareholders: 800-368-2745
                              Brokers: 800-368-2746

                             TDDFOR HEARING IMPAIRED
                                  800-541-1524

                                  BRANCH OFFICE
                             4550 Montgomery Avenue
                                Suite 1000 North
                            Bethesda, Maryland 20814

                              REGISTERED, CERTIFIED
                                OR OVERNIGHT MAIL
                                  Calvert Group
                                    c/o NFDS
                               330 West 9th Street
                              Kansas City, MO 64105

                                    WEB SITE
                             http://www.calvert.com

                              PRINCIPAL UNDERWRITER
                           Calvert Distributors, Inc.
                             4550 Montgomery Avenue
                                Suite 1000 North
                            Bethesda, Maryland 20814

               This report is intended to provide fund information
             to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

                                    CALVERT'S
                                 FAMILY OF FUNDS

                          TAX-EXEMPT MONEY MARKET FUNDS
                           CTFR Money Market Portfolio
                     CTFR California Money Market Portfolio

                           TAXABLE MONEY MARKET FUNDS
                       First Government Money Market Fund
                           CSIF Money Market Portfolio

                                  BALANCED FUND
                             CSIF Balanced Portfolio

                                 MUNICIPAL FUNDS
                           CTFRLimited-Term Portfolio
                            CTFR Long-Term Portfolio
                        CTFR Vermont Municipal Portfolio
                      National Muni. Intermediate Portfolio
                     California Muni. Intermediate Portfolio

                               TAXABLE BOND FUNDS
                               CSIF Bond Portfolio
                                   Income Fund

                                  EQUITY FUNDS
                         CSIF Enhanced Equity Portfolio
                              CSIFEquity Portfolio
                            CSIF Technology Portfolio
                          Calvert Large Cap Growth Fund
                            Capital Accumulation Fund
                          CWV International Equity Fund
                            New Vision Small Cap Fund
                                South Africa Fund
                            Calvert Social Index Fund

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